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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               FIRSTENERGY CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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[FirstEnergy LOGO]

                                   NOTICE OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2001

FirstEnergy                                                    76 South Main St.
                                                               Akron, Ohio 44308
--------------------------------------------------------------------------------

NANCY C. ASHCOM
Corporate Secretary

                                             March 28, 2001

Dear Shareholder:

     You are invited to attend FirstEnergy's Annual Meeting of Shareholders at 10 a.m. on Tuesday, May 15, at the John S. Knight Center in Akron, Ohio.

     As part of the agenda, business to be voted on includes six items which are explained in this proxy statement. The first three items are the election of three members to your Board of Directors, ratification of auditor, and approval of amendments to the Executive and Director Incentive Compensation Plan. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE ITEMS 1, 2, AND 3 ON THE PROXY CARD. In addition, there are three shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 4, 5, AND 6 ON THE PROXY CARD.

     Please take time to review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. We are again pleased to offer our registered shareholders the options of appointing a proxy and voting their shares by telephone, Internet, or mail. You are encouraged to take advantage of the telephone or Internet options, which make voting convenient, quick, and easy. Voting instructions are provided in the proxy statement and on your proxy card.

     As you vote, you may choose to stop future mailings of paper copies of the annual report and proxy statement and view these materials through our Internet site. If you make this choice, we would send you a proxy card and instructions on how to access the annual report and proxy statement at a specific Internet site. Also, if you have multiple accounts and wish to continue receiving paper copies of the annual report and proxy statement, you can choose to stop mailings of multiple copies of the annual report, if you have not done so already; however, we are required to provide Internet access or send at least one copy of the annual report to every shareholder address.

     Your participation and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are on the back of your proxy card. We hope you can join us.

                                          Sincerely,

                                          /s/ Nancy C. Ashcom

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................    1

PROXY STATEMENT.............................................    2

ANNUAL MEETING AND VOTING INFORMATION.......................    2

BOARD OF DIRECTORS INFORMATION..............................    4

ITEMS TO BE VOTED ON........................................    6

OTHER BUSINESS..............................................   14

BUSINESS RELATIONSHIPS AND TRANSACTIONS.....................   14

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS..........   15

SECURITY OWNERSHIP OF MANAGEMENT............................   18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............   18

SUMMARY EXECUTIVE COMPENSATION TABLE........................   19

LONG-TERM INCENTIVE PLAN TABLE -- AWARDS IN 2000............   20

STOCK OPTIONS GRANTED IN 2000...............................   20

AGGREGATED STOCK OPTIONS EXERCISED IN 2000 AND STOCK OPTION
  VALUES AT DECEMBER 31, 2000...............................   21

SEVERANCE AGREEMENTS AND OTHER CONTRACTS....................   21

EXECUTIVE RETIREMENT PLAN...................................   21

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................   22

BOARD AUDIT COMMITTEE REPORT................................   24

INDEPENDENT AUDITOR -- SERVICES AND FEES....................   24

SHAREHOLDER RETURN -- PERFORMANCE COMPARISON GRAPHS.........   25

APPENDIX A -- AUDIT COMMITTEE CHARTER.......................  A-1

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     The 2001 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10 a.m. on May 15, 2001, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

      -- Elect three members to the Board of Directors for a term of three years;

      --  Ratify the appointment of Arthur Andersen LLP as our auditor for 2001;

      -- Approve amendments to the Executive and Director Incentive Compensation Plan;

      -- Vote on three shareholder proposals, if properly presented at the Annual Meeting; and

      -- Take action on other business that properly may come before the meeting.

     Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

                                          On behalf of the Board of Directors,

                                          NANCY C. ASHCOM
                                          Corporate Secretary

March 28, 2001

                                                                  March 28, 2001

                                PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this proxy statement and a proxy card, which are being mailed beginning on or about March 30, 2001, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 21, 2001. This date is the record date which was set by the Board of Directors (later referred to as the Board) to determine which shareholders are entitled to vote at the Annual Meeting (later referred to as the Meeting). This proxy statement describes issues expected to be voted upon and gives you information about the Company and its management. The address of the Company is 76 South Main Street, Akron, Ohio 44308-1890.

HOW DO I VOTE?

     If your shares are held in "Street Name" by a broker or bank, you will receive specific voting instructions for voting those shares.

     If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail, or you may vote your shares in person at the Meeting. To appoint a proxy and vote:

        1. BY TELEPHONE (do not return your proxy card)

           a. Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available 24 hours a day, 7 days a week, until 10 a.m. Eastern time on May 15, 2001.

           b. Enter your Control Number indicated on your proxy card.

           c. Follow the simple recorded instructions.

        2. BY INTERNET (do not return your proxy card)

           a. Go to the Web site indicated on your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 10 a.m. Eastern time on May 15, 2001.

           b. Enter your Control Number indicated on your proxy card.

           c. Follow the simple instructions.

        3. BY MAIL

           a. Mark your choices on your proxy card. If you properly execute your proxy card but do not specify your choices, your shares will be voted as recommended by your Board of Directors.

           b. Date and sign your proxy card.

           c. Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to FirstEnergy Corp., c/o IVS Associates, 111 Continental Drive, Suite 305, Newark, Delaware 19713.

        4. AT THE MEETING

           a. You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

     You may revoke your appointment of a proxy or change your voting instructions before the Meeting commences by sending a proxy card that revises your previous appointment and voting instructions; by appointing a proxy and voting by telephone or Internet after the date of your previous appointment; by voting in person at the Meeting; or by notifying the Corporate Secretary of the Company in writing prior to the Meeting. If a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow your proxy card to reach the tabulator if you want to change the voting instructions on a mailed proxy card by using the telephone or Internet option.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

     Your Board recommends that you vote as follows:

     "FOR" the three nominees to the Board who are listed in this proxy statement;

     "FOR" the ratification of Arthur Andersen LLP as our independent auditor;

     "FOR" the approval of amendments to the Executive and Director Incentive Compensation Plan; and

     "AGAINST" all three shareholder proposals.

WHAT IS A QUORUM AND WHAT OTHER VOTING INFORMATION SHOULD I BE AWARE OF?

     As of the record date, 223,981,580 shares of common stock were issued and outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes. You are entitled to one vote for each share that you owned on the record date.

     If your shares are held by a broker or bank in "Street Name", we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you. Your broker is permitted to vote your shares on Items 1, 2, and 3 without your instructions. However, your broker cannot vote your shares on Items 4, 5, and 6 unless you provide instructions; therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes.

     An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both for and against votes, and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

     You do not have rights of appraisal in regard to any item presented if you are a dissenting shareholder.

HOW ARE PROXY CARDS BEING SOLICITED, AND WHAT IS THE COST?

     The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not to exceed $15,000 plus reimbursement of expenses. Votes also may be solicited in a similar manner, without additional compensation, by officers and employees of the Company. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial owners.

WILL ANY OTHER MATTERS BE VOTED ON OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT?

     We do not know of any business that will be considered other than the matters described in this proxy statement. However, if any other matters are presented properly, your executed appointment of a proxy as outlined above will give authority to the appointed Proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

DO I NEED AN ADMISSION TICKET TO ATTEND THE ANNUAL MEETING?

     An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. If your shares are held in "Street Name" by a broker or bank, upon arrival at the Meeting, you will need to present a letter or statement from your broker or bank indicating ownership of FirstEnergy common stock on the record date of March 21, 2001.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the preliminary voting results at the Meeting. Final voting results will be published in our second quarter Form 10-Q report which will be filed with the Securities and Exchange Commission, and also will be posted on our Internet site at www.firstenergycorp.com. In addition, we plan on providing a summary of the Meeting in our Midyear Report to Shareholders.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE YEAR 2002 ANNUAL MEETING DUE?

     A shareholder who wishes to offer a proposal for inclusion in the Company's proxy statement and proxy card for the year 2002 Annual Meeting must submit the proposal and any supporting statement to the Corporate Secretary at the Company's principal office by November 28, 2001. Any proposal received after that date will not be eligible for inclusion in the year 2002 proxy statement and proxy card.

     A shareholder who wishes to offer a proposal for consideration at the year 2002 Annual Meeting after November 28, 2001, and who wants the proposal referenced in the Company's proxy statement, must submit the proposal to the Corporate Secretary at the Company's principal office by February 13, 2002. However, in order to actually raise the matter at the meeting, the shareholder also will have to comply with the notice provisions contained in the Company's Code of Regulations.

HOW CAN I LEARN MORE ABOUT THE OPERATIONS OF THE COMPANY?

     You can learn more about the operations of the Company by reviewing the Annual Report to Shareholders for the year ended December 31, 2000, which is included with the mailing of this proxy statement. You also can view the Annual Report and other information by visiting the Company's Internet site at www.firstenergycorp.com.

     A COPY OF OUR FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SENT TO YOU, WITHOUT CHARGE, UPON WRITTEN REQUEST TO NANCY C. ASHCOM, CORPORATE SECRETARY, FIRSTENERGY CORP., 76 S. MAIN STREET, AKRON, OHIO 44308-1890.

BOARD OF DIRECTORS INFORMATION

WHAT FUNCTION DOES YOUR BOARD OF DIRECTORS PERFORM?

     Your Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of your Company. However, the Board is not involved in day-to-day operations. The directors are kept informed of the Company's business by various reports and documents sent to them each month, as well as by operating and financial presentations made at Board and committee meetings by Company management. The Board has established committees, which are described below, to assist in performing its responsibilities.

HOW MANY MEETINGS DID THE BOARD HOLD IN 2000?

     Your Board held 14 meetings during 2000. In 2000, all directors attended 75% or more of the meetings of the Board and of the committees of which they are members.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?

     The Board has established the committees listed below. All committees, except for the Nuclear Committee, are comprised of non-employee directors. The Biographical Information On Nominees And Directors section includes committee memberships.

Audit Committee

     This four-member committee, whose members are independent as defined by New York Stock Exchange listing standards, meets with management, financial personnel, internal auditors and the independent auditor to review the adequacy of the internal controls of the Company and the objectivity of financial reporting. The Audit Committee recommends to the Board the appointment of the Company's independent auditor, subject to ratification by shareholders at the Annual Meeting. The committee also reviews management's programs to monitor compliance with the Company's policies on business ethics and risk management. Both the internal auditors and the independent auditor periodically meet alone with the Audit Committee and always have unrestricted access to the committee. The Audit Committee Report can be found on page 24 of this proxy statement. The Audit Committee met five times in 2000.

     The Audit Committee acts under a written charter adopted by the Board. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

Compensation Committee

     This four-member committee's primary duties are to recommend to the Board the salaries of the chief executive officer and president; to discuss salary levels for all other senior officers with the chief executive officer; and to maintain an orderly relationship of compensation for officers which is compatible with industry standards for comparable companies. The Compensation Committee met four times in 2000.

Finance Committee

     This four-member committee's primary duties are to oversee and ensure that the Company's financial resources are managed prudently and cost effectively; to make recommendations to the Board as to capital structure policies, the issuance of securities, and other appropriate financial matters; and to approve terms of sales of Company securities when the Board does not exercise such powers. The Finance Committee met twice in 2000.

Nominating Committee

     This four-member committee evaluates and makes recommendations to the Board concerning possible candidates to fill vacancies on the Board. The committee will consider nominees recommended by shareholders. These recommendations must be submitted in writing to the committee, in care of the Corporate Secretary of the Company, at least six months prior to the date of the Annual Meeting. Shareholder recommendations should be accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. This committee also evaluates, monitors, and administers the Company's Corporate Governance Guidelines. The Nominating Committee met four times in 2000.

Nuclear Committee

     This three-member committee is authorized and directed to monitor and make recommendations to both management and the Board regarding nuclear matters, including the operation of all nuclear units in which any subsidiary of the Company has an ownership interest. The Nuclear Committee met four times in 2000.

WHAT IS THE CURRENT COMPENSATION OF DIRECTORS?

     A director who is an employee of the Company receives no compensation for serving as a director. Directors who are not employees receive an annual retainer consisting of $25,000 in cash and $35,000 in equity in the form of common stock, deferred common stock, or stock options; $1,000 for each Board and committee meeting which they attend; and reimbursement for expenses related to attending meetings. In addition, the chair of each committee receives an additional annual retainer of $3,000.

     Directors can elect to defer all or a portion of their cash retainers, meeting fees and chair fees in the form of deferred stock or deferred cash. At the time of deferral, 20% is added to the funds allocated to deferred stock. Funds deferred into the stock account are used to purchase FirstEnergy common stock, and dividends on shares in this account are reinvested. Payouts are in FirstEnergy common stock. The 20% increase and any attributable dividends associated with the deferred stock are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, or death. Directors do not receive a 20% increase on the portion of their equity retainers allocated to deferred stock.

     Directors may elect to receive all or a portion of their cash retainers and meeting fees in stock options, which are granted as of January 1 in the year following the directors election, are earned over a ten-month period in the year of the grant, and vest four years from the date of grant. The funds allocated to stock options are increased by 20% at the time of deferral. This 20% vests over a four-year period and is subject to forfeiture upon termination from the Board for any reason other than retirement, disability, or death during the vesting period. Directors do not receive a 20% increase on the portion of their equity retainers allocated to stock options.

     Directors may elect to defer all of their cash retainer, meeting fees, and chair fees into an estate enhancement program, which would pay out to their estate upon death. Additionally, directors may elect to receive FirstEnergy common stock in lieu of their retainers.

ITEMS TO BE VOTED ON

ITEM 1--ELECTION OF DIRECTORS

     You are being asked to vote for ROBERT B. HEISLER, JR., ROBERT L. LOUGHHEAD, AND ROBERT C. SAVAGE to serve on the Board of Directors for a three-year term.

     The Board of Directors currently consists of 11 members divided into three groups. Three nominees will be elected at this Annual Meeting to serve for a three-year term. The remaining directors will continue to serve as indicated in the "BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS" section, with four directors having terms expiring in 2002 and four directors having terms expiring in 2003.

     Under the Company's Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason after being elected, shares represented by the appointed Proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed Proxies will be voted for that person who, if elected, will serve when able to do so.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.

ITEM 2--RATIFICATION OF THE APPOINTMENT OF AUDITOR

     You are being asked to ratify the appointment of Arthur Andersen LLP as our auditor for the year 2001. Ratification requires the favorable vote of a majority of the votes cast.

     Your Board has appointed Arthur Andersen LLP, independent public accountants, as auditor to examine the books and accounts of the Company for the year 2001. They have performed the annual audit for this Company since it became a holding company in 1997, and performed the annual audits of its utility operating companies for many years prior to that time. Their representative is expected to attend the meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to page 24 for information regarding services performed by, and fees paid to, Arthur Andersen LLP during the year 2000.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

ITEM 3--APPROVAL OF AMENDMENTS TO THE EXECUTIVE AND DIRECTOR INCENTIVE COMPENSATION PLAN

     You are being asked to approve amendments to the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (later referred to as the
Plan) originally approved by shareholders at the Company's 1998 Annual Meeting. The purpose of the Plan is to link the personal interests of key employees and directors to the long-term financial success of the Company and the growth of shareholder value. The Board believes that the proposed amendments will enhance the Company's ability to continue to attract and retain the people upon whose judgment and special skills the success of the Company is largely dependent and to use stock-based incentive compensation to align the interests of key employees and directors to those of the Company and its shareholders. These amendments also will enable the Company to broaden participation in the Plan by granting awards under the Plan to a larger group of employees. The Plan is administered by the Compensation Committee of the Board of Directors, which designates persons as key employees. Any employee of the Company and its subsidiaries could be designated as a key employee. The Plan permits awards to be made to key employees in the form of stock options, stock appreciation rights, restricted stock, performance shares, and cash and to be made to non-employee directors in the form of stock options and restricted stock. The adoption of these amendments requires the favorable vote of a majority of the votes cast.

     The Plan currently limits the aggregate number of shares of common stock that may be issued under the Plan to 7,500,000. If the proposed amendments are approved, the aggregate number will be increased to 15,000,000. Shares purchased by the Company on the open market for issuance under the Plan are included in these totals. No more than 75% of the aggregate number of shares available under the Plan may be issued in the form of either restricted stock or performance shares. If an award lapses or is forfeited, the shares that would have been issued in connection with that award become available to be used for other awards. The limitation on the number of shares issuable under the Plan and the number of shares issuable in connection with awards not yet exercised are subject to adjustment to prevent dilution. Each grant of stock options, stock appreciation rights, and restricted stock is evidenced by an award agreement in which the Compensation Committee sets the specific terms and conditions governing the award. As of February 28, 2001, 5,259,226 shares have been issued under the Plan. The Board believes that raising the share limit to 15,000,000 will afford the Company additional flexibility in offering incentive compensation under the Plan. As stated above, the Board believes that stock-based incentive compensation is a useful tool to align the interests of key employees and directors to those of the Company and its shareholders.

     The Plan provides for the grant of awards in the form of stock options. Presently, no more than 200,000 shares subject to stock options may be granted to any participant in any calendar year. If the proposed amendments are approved, that limit will be increased to 500,000. The Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and nonqualified options. The exercise price of each type of option cannot be less than the fair market value of the Company's common stock on the date of the grant based upon the average of the high and low prices of the stock on that date. The fair market value of a share of the Company's common stock as of February 28, 2001, was $28.065. No option awarded may expire any later than ten years from the date of grant. Directors may convert all or any portion of their retainer and meeting fees into stock options as described under "BOARD OF DIRECTORS INFORMATION -- What is the current compensation of directors?" on page 5 of this proxy statement.

     As a general matter, under current federal income tax laws relating to grants of stock options, the grant of either an incentive stock option or a nonqualified option under the Plan will not result in taxable income to the participant, nor will the Company be entitled to a deduction for federal income tax purposes at the time of the option grant. In the case of a nonqualified stock option, under federal tax law, the participant may realize taxable income based on the difference between the exercise price and the fair market value of the shares received at the time the option is exercised, and the Company would be entitled to a corresponding deduction for federal income tax purposes. In the case of an incentive stock option, under federal tax law, the participant may be able to defer the realization of taxable income until the acquired shares are sold. In this case, the amount of taxable income will be based on the difference between the exercise price and the amount received in the sale, but certain conditions, including minimum holding periods, apply. If those conditions are satisfied, the Company is not entitled to any corresponding deduction for federal income tax purposes.

     Under the Plan, stock appreciation rights may be granted in lieu of, or in addition to, the grant of options or may be granted independently. Like options, the term of stock appreciation rights cannot exceed ten years. Stock appreciation rights allow the recipient of the rights to realize the value of the difference between the market price of the common stock at the time that the rights are granted and the market value of that stock when the rights are exercised. To the extent that the value of the stock has not increased during that time, the rights will have no value. The Plan currently provides that the maximum number of shares subject to stock appreciation rights granted to any individual in any calendar year is 200,000, but if the proposed amendments are approved, that 200,000 limit will be increased to 500,000. The exercise of stock appreciation rights, whether paid in cash or stock, is considered to be an issuance of shares for purposes of these limits.

     Shares of restricted stock may also be awarded under the Plan. Restricted stock will be valued at its fair market value as of the date of the grant. Currently, the maximum number of shares of restricted stock that may be granted to any participant in any calendar year is 100,000 shares. If the proposed amendments are approved, that limit will be increased to 250,000. Any shares of restricted stock awarded will be subject to restrictions on transferability, and any other restrictions that the Compensation Committee may impose, until the date on which the restrictions expire. During the period of restriction, the holder of restricted stock will be entitled to receive dividends on the restricted stock that generally are reinvested to purchase additional shares, which are also restricted, and will be entitled to exercise full voting rights with respect to the restricted stock.

     Awards under the Plan may also be given in the form of performance shares. The Plan currently provides that the maximum number of shares of common stock that may be awarded as performance shares may not exceed 100,000, and the maximum amount payable in cash to any participant in any calendar year pursuant to any performance share award is $1,000,000. If the proposed amendments are approved, the 100,000 limit on the maximum number of shares of common stock awarded as performance shares will be increased to 250,000, and the $1,000,000 limit on the amount payable in cash pursuant to any performance share award will be increased to $2,000,000. Under the Plan, the Compensation Committee sets performance goals over periods that it selects in advance. The performance goals are based on the attainment by the Company or its subsidiaries of specified levels of various measures, which may include total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, customer satisfaction, product price measures, safety record, service reliability, operating and maintenance cost management, and energy production availability, among others.

     The Plan also provides for cash awards that may be made to participants as determined by the Compensation Committee. Currently, the amount payable in cash in a calendar year to any participant with respect to any performance period pursuant to any performance cash award may not exceed $1,000,000. If the proposed amendments are approved, that limit will be increased to $2,000,000. All cash awards are subject to pre-established, objective, business-related performance measures selected by the Compensation Committee. The performance goals may include attainment of merger milestones, specified levels of customer satisfaction, service reliability, safety, tactical objectives, shareholder return, expense control, revenue, margins, shareholder value, and individual performance, among others. These performance goals are measured over periods consisting of one to five years. Depending on the extent that the goals are achieved, cash awards may range from 0% to 200% of the target award. As an incentive to increase his or her ownership in the Company, a participant, with the approval of the Compensation Committee, may convert a cash award to restricted stock. Cash awards converted into restricted stock may be increased by up to 20%.

     Generally, upon a change of control of the Company, all stock options, stock appreciation rights, and restricted stock immediately vest, and all performance shares and performance cash awards are paid out in cash. Generally, a "change of control" includes the acquisition of the beneficial ownership of 50% of the outstanding shares of common stock or other voting stock of the Company, a change in the majority of the members of the Board of Directors, or a reorganization, merger, or dissolution of the Company.

     The Plan may be terminated, amended, or modified at any time by the Board of Directors, but no amendment may be adopted without the approving vote of shareholders that would increase the number of shares of the common stock that can be issued under the Plan, change the designation of the employees who can participate in the Plan, materially increase either the cost of the Plan or the benefits to participants, or extend the period after the date of a grant during which stock options or stock appreciation rights may be exercised to more than ten years.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 3.

ITEM 4--SHAREHOLDER PROPOSAL

     A shareholder has indicated that a proposal will be presented at the Annual Meeting that seeks to change the process by which the Company's Board of Directors is elected. Adoption of the proposal requires the affirmative vote of 80 percent of the shares entitled to vote at the Meeting.

     For the fourth year in a row, a shareholder proposal that seeks to change the method by which the Company's Board of Directors is elected has been submitted for consideration at our Annual Meeting. The proposal failed to pass at the 1998, 1999, and 2000 Annual Meetings, but the shareholder has raised the issue again.

     Your Board of Directors is divided into three classes. Each class serves for a term of three years, with one class, constituting approximately one-third of the Board, being elected each year at the Company's Annual Meeting of Shareholders. We believe that this structure enhances the continuity and stability in the Board's business strategies and policies, since generally two-thirds of the directors at all times will have had prior experience and familiarity with the business and affairs of the Company.

     Your Board believes that classification of the Board provides any potential acquirer with an incentive to negotiate with the Board as opposed to a few large shareholders. This allows the Board to negotiate terms or consider alternatives that maximize value for all shareholders. In a situation in which someone is seeking to acquire the Company, because of our Board structure, holders of large blocks of Company stock will be less able to negotiate special concessions or terms at the expense of smaller shareholders. Your Board of Directors believes that having directors divided into three groups and electing a portion of those directors each year helps to ensure that the Company will be managed in the best interests of all shareholders, both large and small, and that all shareholder interests will be addressed equitably, thus minimizing the potential negative impact on any group of shareholders.

     The shareholder's proposal would have you believe that the current method of electing directors makes the Company less competitive. However, we continue to believe that the policies and strategies, which have been adopted, have improved the fundamental soundness of the Company and have helped to make it a strong competitor in the deregulated utility industry. We believe the change the shareholder is asking you to adopt will not accomplish any useful purpose and may, in fact, be harmful to some shareholders. It is a change that should not be made.

     The shareholder asserts that the Company's opposition to the similar proposal submitted in 2000 included two costly mass mailings that were paid for without the consent of shareholders. This seems to imply that the Company did something wrong or unethical. But this is not the case. The Company's opposition to the proposal in question was properly limited to its opposition statement in the 2000 proxy materials. The mailings on April 4, 2000, and April 12, 2000, were brief one-page letters to shareholders who had not yet voted. Both simply encouraged shareholders to vote and reminded them of the Internet and telephone voting methods.

     Your Board of Directors places the good of the Company and the best interests of the shareholders first. The Board has considered the proposal and the level of support it received in 1998, 1999, and 2000 and continues to believe the proposal should be rejected. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request.

          -------------BEGINNING OF SHAREHOLDER PROPOSAL-------------

     "RESOLVED:

ANNUAL ELECTION OF EACH DIRECTOR
ADOPT PROPOSAL THAT WON 52% APPROVAL

FirstEnergy shareholders request the Board of Directors take all necessary steps to adopt annual election of each director as corporate policy. Also, require that any future action on this topic be put to shareholder vote -- as a separate proposal.

     SUPPORTING STATEMENT

The election of directors is the primary avenue for shareholders to hold management accountable for its performance.

     Requiring each director to stand for election annually gives shareholders an opportunity to register their views on the performance of each director individually and the board as a group. Many institutional investors hold that electing each director annually is one of the best methods to ensure that the Company will be managed in the best interest of investors.

     This proposal topic won a 52% majority of the votes cast for and against at the April 1999 shareholder meeting. Additionally, this proposal topic won nearly 50% of the votes cast for and against at the April 2000 shareholder meeting.

     The 2000 vote was achieved notwithstanding a costly management campaign against this proposal topic -- paid for by shareholders without their consent. This campaign included 2 separate mass-mailings.

     Additionally this proposal topic arguably would have won a 2nd consecutive majority vote if the company did not influence the vote of stock in the Company's Employee Savings Plans. Employee Plans hold 7% of the voting shares of the company. Many institutional investors believe that Employee Plan trustees frequently vote according to management's position.

     MANAGEMENT REFUSED TO TAKE ANY MEANINGFUL ACTION IN RESPONSE TO THE 52% SHAREHOLDER APPROVAL in spite of a letter from the Council of Institutional Investors (www.cii.org). FirstEnergy is 53% owned by institutional investors.

     Some independent proxy analysts are particularly concerned about the lack of annual election of each director combined with poison pills and other takeover defenses as is the case with FirstEnergy. FirstEnergy management is further protected by strong anti-takeover provisions under Ohio law.

     The Plain Dealer reported this proposal topic was presented at the 2000 shareholder meeting by John Chevedden, Redondo Beach, Calif., with the supporting statement that "the best boards continue to raise the bar."

The adoption of this one proposal to improve a significant management rule deserves particular attention because the company has important rules and practices that are not competitive -- according to many institutional investors:

- No confidential voting.

- No cumulative voting.

- 3-year director terms.

- Poison pill.

- Two directors with 20 and 21-year terms.

- Management refuses to act on a majority shareholder vote and the company is 53%-owned by institutional shareholders.

- 80% super-majority vote required to REMOVE A DIRECTOR WITH CAUSE. Yet less than 80% of shareholders typically vote.

- Hence the 80% vote requirement makes director removal for cause virtually impossible.

     To improve shareholder value vote for:
                        ANNUAL ELECTION OF EACH DIRECTOR
                                   YES ON 4"

             -------------END OF SHAREHOLDER PROPOSAL-------------

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 4.

ITEM 5--SHAREHOLDER PROPOSAL

     A shareholder has indicated that a proposal will be presented at the Annual Meeting that seeks to change the voting requirements contained in the Company's governing documents. Adoption of the proposal requires the affirmative vote of 80 percent of the shares entitled to vote at the Meeting. A virtually identical proposal was defeated by shareholders last year.

     Certain proposals presented to shareholders require the approval of 80 percent of the shares entitled to vote. We believe that this requirement, contained in our governing documents, ensures that decisions affecting only the most important aspects of the existence of the Company and how it operates are fair to all of our shareholders, large and small. It only applies to provisions that are extremely significant to the Company and that should, therefore, be important to you. The Board believes that "80 percent" voting is a valuable tool for ensuring that the votes of all shareholders are valued with respect to fundamental corporate issues.

     We believe the present voting requirements are crucial in assuring that all shareholders are treated fairly. A major reason advanced for this proposal is to "facilitate the adoption" of the proposal discussed in Item 4. However, adoption of the proposal to change voting requirements would have ramifications beyond the manner in which the Board of Directors is elected. In fact, this proposal is designed to have an across-the-board effect and, if adopted, would lead to the protection afforded by these voting provisions being stripped from shareholders on all significant matters.

     As is the case with the supporting statement to Item 4, the proponent's characterization of the Company's mailings in connection with the 2000 Annual Meeting seems to imply wrongdoing. Those mailings were exactly as described in our opposition statement to Item 4 and were entirely proper. Those of you who were shareholders last year received those mailings, and we hope that you can appreciate how objectionable we find the proponent's characterization of our attempt to encourage all shareholders to join in the voting process.

     Your Board of Directors believes adoption of this proposal will have a detrimental effect on the interests of shareholders. We continue to believe that, for all shareholders to be treated fairly under all circumstances, the current voting requirements must be retained. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request.

          -------------BEGINNING OF SHAREHOLDER PROPOSAL-------------

     "RESOLVED:

REINSTATE SIMPLE-MAJORITY VOTE
ADOPT PROPOSAL THAT WON 48% OF YES-NO SHAREHOLDER VOTE IN 2000

FirstEnergy shareholders recommend reinstate simple majority vote on each issue submitted to shareholder vote. Delete FirstEnergy requirements for greater than a majority shareholder vote. This includes the 80% vote requirement to remove a director WITH CAUSE. Also, require that any change on this proposal topic be put to shareholder vote -- as a separate proposal.

     The 48% vote in 2000 was particularly impressive since:

1) It was the first submittal of this proposal topic at FirstEnergy.

2) Management made an expensive effort to influence voting by sending 2 separate one-sided voting instructions -- at shareholder expense and without shareholder approval -- to thousands of shareholders. These 2 mass-mailings presented only management's view. The merits of all shareholder proposals were omitted.

     Additionally this proposal topic arguably would have won majority approval if the company did not influence the vote of stock in the Company's Employee Savings Plans. Employee Plans hold 7% of the voting shares of the company.

     SUPPORTING STATEMENT:

WHY RETURN TO SIMPLE-MAJORITY VOTE?

- Simple-majority proposals like this proposal won 54% APPROVAL from shareholders at major companies in 1999 and 2000 -- Investor Responsibility Research Center.

SUPER-MAJORITY REQUIREMENTS ARE WIDELY OPPOSED:

- The bi-partisan National Conference of State Legislatures urged States to ban super-majority rules.

- Major professionally-managed funds, including those holding substantial FirstEnergy stock, declare that super-majority rules are not in the best interest of shareholders.

- Simple-majority proponents said that super-majority requirements may devaluate the stock.

- Under the existing rule, if 79% of shares outstanding voted yes to remove a director WITH CAUSE and 1% voted no -- only 1% of shares would override the 79% majority.

A SIMPLE-MAJORITY VOTE REQUIREMENT WILL FACILITATE THE ADOPTION OF PROPOSAL 4 FOR ANNUAL ELECTION OF ALL DIRECTORS IN THIS PROXY STATEMENT:

- The proposal 4 topic for Annual Election of All Directors won 52% of the FirstEnergy yes-no shareholder vote in 1999.

- However, management said that unless this proposal 5 topic is adopted, Annual Election of All Directors will require an 80% vote of all outstanding shares.

- Thus in an election with an 80% turn-out, a 1%-minority will override a 79%-majority, unless it is reformed by this proposal.

WHAT INCENTIVE IS THERE FOR GOOD CORPORATE GOVERNANCE--HIGHLIGHTED BY SIMPLE-MAJORITY VOTE?

     A new survey by the international management consultancy McKinsey & Co. shows that institutional investors would pay an 18% premium for good corporate governance.

     McKinsey warns that companies that fail to reform will be at a competitive disadvantage in attracting capital to finance growth.

       Wall Street Journal                 June 19, 2000

     To increase shareholder value:
                      ADOPT PROPOSAL THAT WON 48% APPROVAL
                         REINSTATE SIMPLE-MAJORITY VOTE
                                   YES ON 5"

             -------------END OF SHAREHOLDER PROPOSAL-------------

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 5.

ITEM 6--SHAREHOLDER PROPOSAL

     A shareholder has indicated that a proposal will be presented at the Annual Meeting asking shareholders to approve a resolution recommending (a) that a performance-based senior executive compensation system be established that focuses the five most highly paid members of management on advancing the long-term success of the Company and (b) that the Company in its annual report to shareholders (i) disclose specific performance criteria and the target level that must be achieved to satisfy that criteria, (ii) explain why the particular criteria were selected, (iii) rank each performance factor in order of importance, and (iv) disclose the weight attached to each such factor. Adoption of the proposal requires the favorable vote of a majority of the votes cast.

     Your Board of Directors opposes this proposal for two reasons. First, although we agree with the proponent that a performance-based senior executive compensation system is important, the Company already has in place a successful performance-based compensation system designed to align the compensation of senior management, including the five most highly paid members of management, with the Company's performance, business strategies and growth in shareholder value. Second, as discussed below, we already disclose much of what the proponent is requesting; however, although we totally agree that management should be held accountable and that we should set appropriate performance targets, we oppose disclosing our targets because we believe such disclosure of sensitive and confidential information would put us at a disadvantage with respect to our competitors and suppliers. This would not be in our best interest or the best interest of our shareholders.

     In accordance with the Securities and Exchange Commission's detailed proxy rules, the Company already supplies substantially all of the information requested by the proponent as to its Chief Executive Officer in its proxy statement for annual shareholder meetings. The Board Compensation Committee Report on Executive Compensation included in this proxy statement lists each of the corporate financial and strategic objectives, and its associated weight (and thus importance), that were used in arriving at the Chief Executive Officer's compensation. The criteria, and the associated weight, applied to other executive officers is a function of their area of responsibility and rank. However, the Company does not disclose sensitive information that it believes would, if disclosed, put it at a disadvantage with respect to its competitors and suppliers, especially as the deregulation of the electric utility industry proceeds and we face additional competition in all facets of our business. As a matter of fact, the Securities and Exchange Commission regulation requiring disclosure of executive compensation specifically states that "registrants are not required to disclose target levels with respect to specific quantitative or qualitative performance-related factors considered by the committee (or board), or any factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the registrant."

     Currently, the Company's executive compensation system consists of (1) base salaries; (2) annual cash incentive opportunities; (3) performance shares; and
(4) stock options. This compensation system is designed to focus management on the long-term success of the Company, as well as the achievement of shorter-term goals, and is described in more detail in the Board Compensation Committee Report on Executive Compensation on page 22 in this proxy statement.

     Base salaries are reviewed annually and are subject to adjustments based on factors which include market comparisons to the pay packages of executive officers at similar-size energy services companies, as well as business unit and corporate performance. An executive's annual cash incentive opportunity is based on the achievement of preset financial and operational targets deemed to have importance in creating shareholder value. In the case of both base compensation and incentive opportunity, the level of compensation is based on meeting short-term goals but the goals, if achieved, contribute to the long-term success of the Company.

     The performance share component compensates an executive to the extent that the Company's stock price rises over a three-year period, obviously an incentive geared to the Company's long-term success. In addition, however, the performance share award can be increased or decreased based on the total return of the Company's common stock (i.e., stock appreciation plus reinvested dividends) relative to an index of energy companies during the period. The performance share component thus focuses the executive not only on the Company's individual long-term success but also on its success relative to its peers.

     The stock option component of an executive's compensation links the personal interest of the executive directly to the long-term financial success of the Company and growth in shareholder value.

     Your Board of Directors places the good of the Company and the best interests of the shareholders first and believes the Company is currently making available all required and necessary information regarding its executive compensation system. To make further disclosure of, for instance, specific target levels, could give competitors and suppliers information that could be used against the Company and thus harm shareholder interests. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address and number of shares held will be furnished upon written or oral request.

          -------------BEGINNING OF SHAREHOLDER PROPOSAL-------------

"RESOLVED, that the shareholders of FirstEnergy Corporation ("Company") hereby request that the Company's Board of Directors take the necessary steps to establish a performance-based senior executive compensation system that focuses the five most highly-paid members of management on advancing the long-term success of the Company. To demonstrate that such steps have been taken, we request that the Compensation Committee Report included in the company's annual report to shareholders identify specific performance criteria and explain why they have been selected; the specific target level that must be achieved to satisfy that performance criteria; and rank each performance factor in order of importance, as well as identify the weight attached to each factor.

SUPPORTING STATEMENT

The long-term success of the Company depends on the ability of the board of directors and senior management to establish and implement a strategic plan that ensures the Company's long-term success. This strategic plan must meet the needs of the Company's customers, recognize the important contributions of its employees, accept the Company's responsibility to associate itself with responsible vendors and suppliers, and satisfy all legal and ethical responsibilities to the Company's immediate and broader community.

Senior management must be keenly focused on fulfilling these strategic plans. The best way to ensure proper focus is through a performance-based executive compensation system that generously rewards superior performance. Specific financial and non-financial performance criteria should be selected to focus the five most highly-paid members of management on advancing the long-term success of the Company.

This system must be transparent, justifiable and challenging to focus senior management and the rest of the Company. Accountability must be the cornerstone of the system. Such a system would serve to motivate senior management and all other employees throughout the ranks.

Too often, though, the executive compensation system may reward average or below average performance and does not motivate senior management to excel. Rather than challenging them to achieve superior performance, enormous compensation packages, including massive stock option grants, effectuate significant and unjustifiable transfer of wealth from shareholders to managers. Such a system is not in shareholders' interest.

The Company's most recent proxy statement provides in pertinent part:

     The Committee approved six long-term 1999 corporate financial and strategic objectives for Mr. Holland [retiring Chairman and CEO]. These objectives related to the achievement of confidential target levels regarding total shareholder return relative to the Edison Electric Institute's Index of Investor-Owned Electric Companies (the "Index"), merger savings, profit, earnings per share, customer service excellence, and the level of performance at FirstEnergy's nuclear facilities as measured by an industry index.

The Company's unwillingness to disclose target levels for these performance criteria diminishes shareholders' ability to monitor the Company's compensation practices and ascertain whether senior management is truly being rewarded for outstanding performance. Adoption of this proposal would advance a senior management compensation system that promotes accountability, ensures management is rewarded for excellent performance, not average results, and focuses management and all employees on achieving long-term success. We urge you to vote for this proposal."

             -------------END OF SHAREHOLDER PROPOSAL-------------

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 6.

OTHER BUSINESS

     We have received notification from the person who is acting as representative for the proponents of two of the shareholder proposals that are contained in this proxy statement that an additional proposal may be presented at the Annual Meeting requiring the Company, its outside auditor, and its outside legal counsel to report on certain matters. These matters relate to the reporting, in a specific way, of voting results, the way in which the Company's response to shareholder proposals is presented in the proxy statement and the method the Company uses to disclose the proponent of a shareholder proposal. Also included is a request for a report from the independent auditor regarding information requested by this person at the 2000 Annual Meeting on expenses incurred from outside legal counsel for work done last year in helping the Company seek guidance from the Securities and Exchange Commission concerning certain shareholder proposals, and the amounts paid by the Company to its outside proxy solicitor from 1997 to 2001. Finally, the proposal seeks a report from the Company's outside legal counsel setting forth the reasons given to the Securities and Exchange Commission concerning why the inclusion in this proxy statement of certain shareholder proposals was not appropriate and the amount billed by counsel for its services in this regard.

     We believe that the proposal is nothing more than an attempt by this person to advance a particular agenda and is not necessary, appropriate, or in the best interest of shareholders. If this proposal is properly presented at the Meeting and a vote is taken, the proxies appointed by you pursuant to this proxy statement will use the discretionary voting power granted to them to oppose this proposal.

BUSINESS RELATIONSHIPS AND TRANSACTIONS

     FirstEnergy Services Corp., a subsidiary of the Company, entered into an 18-month contract from December 1, 2000 to June 1, 2002 with Duck Creek Energy, Inc. to purchase variable amounts of gas at a fixed negotiated price. Payments to Duck Creek Energy, Inc. for December 2000 purchases approximated $31,000 and are estimated to be $370,000 in 2001. Mr. Russell W. Maier, a director, has a 10%-15% ownership interest in certain oil and gas wells operated by Duck Creek Energy, Inc., and some of the gas supplied under this contract will come from those wells.

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

Terms expiring in the Year 2004:

[HEISLER PHOTO]
                       ROBERT B. HEISLER, JR. -- Group Executive Vice President since 1997 of KeyCorp, a financial services company which provides investment management, retail and commercial banking, consumer finance, and investment banking products and services. President of Key Capital Partners from 1997-2000. President and Chief Executive Officer from 1995-1996 of Society National Bank. Age 52. He is also a Director of Key Trust Company of Ohio, National Association. Director of the Company since 1998.
                       Committees: Compensation, Nominating

[LOUGHHEAD PHOTO]
                       ROBERT L. LOUGHHEAD -- Retired in 1987 as Chairman of the Board, President and Chief Executive Officer of Weirton Steel Corporation, a manufacturer of steel products. Age
                       71. Director of the Company since 1997 and Director of Ohio Edison from 1980-1997.
                       Committees: Audit, Compensation

[SAVAGE PHOTO]
                       ROBERT C. SAVAGE -- President and Chief Executive Officer since 1973 of Savage & Associates, Inc., an insurance, financial planning and estate planning firm. Age 63. Director of the Company since 1997 and Director of Centerior Energy from 1990-1997.
                       Committees: Finance, Nominating

OTHER MEMBERS OF THE BOARD

Terms expiring in the Year 2002:

[ALEXANDER PHOTO]
                       ANTHONY J. ALEXANDER -- President of the Company since 2000. Executive Vice President and General Counsel of the Company, The Illuminating Company, Ohio Edison, and Toledo Edison from 1997-2000, and of Pennsylvania Power from 1999-2000. Senior Vice President and General Counsel of Ohio Edison from 1991-1997. Age 49. He is also a Director of Ohio Edison, Pennsylvania Power, The Illuminating Company, and Toledo Edison. Director of the Company since 2000.
[BURG PHOTO]
                       H. PETER BURG -- Chairman of the Board and Chief Executive Officer of the Company since 2000, Chairman of the Board of Pennsylvania Power since 1999, and President of Ohio Edison, The Illuminating Company, and Toledo Edison since 1997. President and Chief Executive Officer from 1999-2000, President and Chief Operating Officer from 1998-1999, and President and Chief Financial Officer from 1997-1998 of the Company. President, Chief Operating Officer and Chief Financial Officer from 1996-1997, and Senior Vice President and Chief Financial Officer from 1989-1996 of Ohio Edison. Age 54. He is also a Director of Ohio Edison, Pennsylvania Power, The Illuminating Company, and Toledo Edison. Director of the Company since 1997 and Director of Ohio Edison since 1989.
                       Committee: Nuclear
[MAIER PHOTO]
                       RUSSELL W. MAIER -- Retired in 1998 as Chairman of the Board and Chief Executive Officer (a position held since
                       1989) of Republic Engineered Steels, Inc., a specialty bar producer. Age 64. Director of the Company since 1997 and Director of Ohio Edison from 1995-1997.
                       Committees: Compensation, Nuclear

[WILLIAMS PHOTO]
                       JESSE T. WILLIAMS, SR. -- Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems (a position held since 1996) of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Vice President, Human Resources Policy and Employment Practices from 1995-1996 of The Goodyear Tire & Rubber Company. Age 61. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
                       Committees: Audit, Nominating

Terms expiring in the Year 2003:

[CARTWRIGHT PHOTO]
                       DR. CAROL A. CARTWRIGHT -- President since 1991 of Kent State University. Age 59. She is also a Director of PolyOne Corporation and KeyCorp. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
                       Committees: Finance, Nominating

[CONWAY PHOTO]
                       WILLIAM F. CONWAY -- President since 1994 of William F. Conway & Associates, Inc., a management consulting firm. Age 70. He is also a Director of Northeast Utilities System. Director of the Company since 1997 and Director of Centerior Energy from 1994-1997.
                       Committees: Audit, Nuclear

[POWERS PHOTO]
                       PAUL J. POWERS -- Retired in 2000 as Chairman of the Board and Chief Executive Officer (a position held since
                       1987) of Commercial Intertech Corp., a hydraulic components and metal components manufacturer. Age 66. He is also a Director of Global Marine Inc., Twin Disc, Incorporated, and York International Corp. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
                       Committees: Compensation, Finance

[SMART PHOTO]
                       GEORGE M. SMART -- Chairman of the Board and President since 1993 of Phoenix Packaging Corporation, a manufacturer of easy-opening lids. Age 55. He is also a Director of UNB Corp. Director of the Company since 1997 and Director of Ohio Edison from 1988-1997.
                       Committees: Audit, Finance

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows shares of stock beneficially owned as of February 28, 2001, by each director and nominee; the executive officers named in the Summary Executive Compensation Table; and all directors and executive officers as a group. Also listed, as of February 28, are shares deferred by executive officers under the Executive Deferred Compensation Plan and common stock equivalents credited to executive officers as a result of participation in incentive compensation plans.

                                                                                       DEFERRED SHARES AND
                                                                SHARES BENEFICIALLY       COMMON STOCK
                    NAME                      CLASS OF STOCK         OWNED(1)            EQUIVALENTS(2)
                    ----                      --------------    -------------------    -------------------
Anthony J. Alexander                              Common              106,183                 31,672
H. Peter Burg                                     Common              132,191                 60,950
Dr. Carol A. Cartwright                           Common                7,358
William F. Conway                                 Common                4,571
Arthur R. Garfield                                Common               10,073                 17,801
John A. Gill                                      Common               20,459                 17,230
Robert B. Heisler, Jr.                            Common                5,474
Robert L. Loughhead                               Common                5,835
Russell W. Maier                                  Common                5,362
Richard H. Marsh                                  Common                8,517                 11,302
Paul J. Powers                                    Common               14,695
Robert C. Savage                                  Common                4,419
George M. Smart                                   Common                5,813
Jesse T. Williams, Sr.                            Common                5,281
All Directors & Executive Officers as a
  Group                                           Common              425,371                246,698

(1) Shares beneficially owned include (a) any shares with respect to which the person has a direct or indirect pecuniary interest and (b) shares that the person has the right to acquire beneficial ownership within 60 days of February 28, 2001 (Alexander - 10,000 shares; Burg - 15,000 shares; Garfield
    - 2,500 shares; Gill - 5,000 shares; Marsh - 5,000 shares; and all directors and executive officers as a group - 67,500 shares). The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned.

(2) Common stock equivalents represent the cumulative number of performance and phantom shares credited to each executive officer. The value of these equivalents is measured in part by the market price of the Company's common stock. Because final payments may vary due to performance factors (see the narrative under the Long-Term Incentive Plan Table), the value of an executive's common stock equivalent account may not correlate directly with the stock's market price. Performance, phantom, and deferred shares do not have voting rights or other rights associated with ownership of common stock.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows all persons known to be the beneficial owner of more than five percent of common shares of the Company as of December 31, 2000.

                                                                             VOTING POWER            INVESTMENT POWER
                                            SHARES       PERCENT OF        NUMBER OF SHARES          NUMBER OF SHARES
                                         BENEFICIALLY   COMMON SHARES   -----------------------   -----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER        OWNED        OUTSTANDING       SOLE        SHARED        SOLE        SHARED
------------------------------------     ------------   -------------   ----------   ----------   ----------   ----------
AXA Financial, Inc. (and affiliates)      20,367,547        8.90%        9,648,565    2,481,349   20,169,447      198,100
  1290 Avenue of the Americas, 11th
  Fl.,
  New York, NY 10104
Barclays Global Investors, N.A. (and
  affiliates)                             12,971,748        5.75%       11,861,192            0   12,971,748            0
  45 Fremont Street, San Francisco, CA
  94105
Barrow, Hanley, Mewhinney & Strauss,
  Inc.(1)                                 16,112,934        6.96%        3,057,100   13,055,834   16,112,934            0
  3232 McKinney Avenue, 15th Fl.,
  Dallas, TX 75204
State Street Bank and Trust Company       17,210,546        7.60%        3,957,533   12,765,261   17,195,266       15,280
  225 Franklin Street, Boston, MA 02110

(1) Vanguard Windsor Funds-Windsor II Fund filed a Schedule 13G with the Securities and Exchange Commission disclosing that it beneficially owns, and has sole voting power for, 12,062,177 shares. Both Barrow and Vanguard have confirmed that 11,878,377 of the shares reported by Vanguard are managed by Barrow and are included in the shares disclosed as beneficially owned by Barrow.

                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                      -----------------------------------
                                                                              AWARDS             PAYOUTS
                                                                      -----------------------   ---------
                                          ANNUAL COMPENSATION                      SECURITIES   LONG-TERM
          NAME AND                   ------------------------------   RESTRICTED   UNDERLYING   INCENTIVE      ALL OTHER
     PRINCIPAL POSITION       YEAR    SALARY     BONUS     OTHER(1)    STOCK(2)     OPTIONS      PLAN(3)    COMPENSATION(4)
     ------------------       ----   --------   --------   --------   ----------   ----------   ---------   ----------------
H. Peter Burg                 2000   $765,616   $383,546    $8,540    $2,775,000    200,000     $458,198        $40,488
  Chairman and Chief          1999   $663,011   $319,292    $3,805    $        0     87,703     $ 80,621        $51,350
  Executive Officer           1998   $503,136   $ 85,969    $4,255    $        0     32,012     $283,171        $37,332
Anthony J. Alexander          2000   $505,687   $420,190    $7,511    $1,665,000    120,000     $277,117        $23,331
  President                   1999   $406,100   $295,142    $2,680    $        0     56,367     $ 68,804        $29,931
                              1998   $367,899   $ 91,119    $3,089    $  618,750     18,925     $228,695        $25,918
John A. Gill                  2000   $317,098   $ 87,282    $7,516    $        0     40,000     $144,394        $40,167
  Senior Vice President       1999   $299,110   $105,862    $3,260    $        0     27,603     $ 45,635        $46,552
                              1998   $260,688   $ 67,027    $3,097    $        0      8,796     $170,153        $41,993
Richard H. Marsh              2000   $295,198   $ 81,881    $4,354    $        0     40,000     $ 64,084        $15,087
  Vice President and          1999   $272,523   $103,407    $1,420    $        0     27,603     $ 12,757        $17,397
  Chief Financial Officer     1998   $231,747   $ 62,513    $1,865    $        0      8,796     $ 32,237        $11,997
Arthur R. Garfield            2000   $305,429   $ 44,265    $4,518    $        0     40,000     $ 84,357        $28,153
  Senior Vice President       1999   $215,400   $ 56,068    $2,625    $        0     14,233     $ 29,260        $ 4,059
                              1998   $192,737   $ 31,939    $2,160    $        0      4,901     $ 34,504        $ 3,768

(1) Consists of reimbursement for income tax obligations on Executive Indemnity Program premium and on perquisites.

(2) Reflects the dollar value of any restricted common stock award on the date of the award, determined by multiplying the number of shares awarded by the closing market price of the Company's common stock on the award date. At December 31, 2000, the total number of all restricted stock holdings and values determined by multiplying the total number of restricted shares by the closing market price of the Company's common stock on December 31, 2000, are as follows: Burg -- 100,000 shares ($3,156,000); and Alexander -- 80,000 shares ($2,524,800). Dividends are paid in cash on restricted shares granted in 1998, but dividends on all other restricted shares are reinvested into additional shares which also are restricted. Restricted shares cannot be sold by the executive during the restricted period, and these shares can be forfeited if the executive leaves the Company prior to the end of the restricted period.

(3) These amounts represent cash payouts of awards granted in prior years under the Executive Incentive Compensation Plan, and includes amounts deferred into the Executive Deferred Compensation Plan. Amounts deferred into the stock account feature of this Plan are increased by 20% at the time of deferral and are treated as though invested in the Company's common stock with a dividend reinvestment feature. The final payout of the deferred amounts is in the Company's common stock. Any value not attributable to the dollar amount actually deferred by an executive is forfeited if he or she resigns or is terminated for cause prior to the scheduled payout date.

(4) For 2000, amount is comprised of (1) matching Company common stock contributions under the tax-qualified Savings Plan: Burg-$5,762; Alexander-$5,762; Gill-$2,572; Marsh-$2,365; Garfield-$3,809; (2) the
    current dollar value of the Company's portion of the premiums paid in 2000 for insurance policies under the Executive Supplemental Life Plan:
    Burg-$15,496; Alexander-$7,631; Gill-$5,350; Marsh-$3,288; Garfield-
    $10,822; (3) above market interest earned under the Executive Deferred Compensation Plan: Burg-$17,006; Alexander-$8,519; Gill-$30,876; Marsh-$9,398; Garfield-$13,395; and (4) a portion of the Executive Indemnity Program premium reportable as income: Burg-$2,224; Alexander-$1,419; Gill-$1,369; Marsh-$36; Garfield-$127.

                LONG-TERM INCENTIVE PLAN TABLE -- AWARDS IN 2000

                                                                   ESTIMATED FUTURE PAYOUTS UNDER
                       2000 TARGET     PERFORMANCE OR                NON-STOCK PRICE BASED PLAN
                        LONG-TERM       OTHER PERIOD      ------------------------------------------------
                        INCENTIVE     UNTIL MATURATION      BELOW
        NAME           OPPORTUNITY       OR PAYOUT        THRESHOLD    THRESHOLD     TARGET      MAXIMUM
        ----           -----------    ----------------    ---------    ---------    --------    ----------
H. P. Burg              $542,500          3 years            $0        $271,250     $542,500    $  813,750
A. J. Alexander         $260,000          3 years            $0        $130,000     $260,000    $  390,000
J. A. Gill              $123,815          3 years            $0        $ 61,908     $123,815    $  185,723
R. H. Marsh             $123,815          3 years            $0        $ 61,908     $123,815    $  185,723
A. R. Garfield          $123,815          3 years            $0        $ 61,908     $123,815    $  185,723

     Each executive's target long-term award was converted into a number of performance shares calculated using the average of the high and low stock prices of the common stock on the last trading day in 1999. These shares were placed into an account in the executive's name for a three-year period that will end on December 31, 2002. During this three-year performance period, an amount equal to the dividend for a share of common stock will be credited to this account for each performance share in the account on the date that the common stock dividends are paid. These dividend equivalents will be converted into additional performance shares based on the closing price of FirstEnergy common stock on that day. At the end of the three-year performance period, the executive's account will be valued based on the average of the high and low prices on the last trading day in 2002.

     The final account value may be adjusted upward or downward based upon the total shareholder return of FirstEnergy common stock relative to an energy services company index during this three-year period. If the total shareholder return ranking is below the 60th percentile, no long-term award will be paid. If the total shareholder return ranking is in the top 15%, the award payout will be 150% of the account value. Award payouts for a ranking between the 60th and 15th percentile will be interpolated between 50% and 150%.

     If an executive retires, dies, separates due to disability, or separates for a reason that the executive qualifies for and elects severance prior to the end of the three-year period, the value of the account will be decreased based on the number of months worked during the period. However, an executive must work at least twelve months during the three-year period to be eligible for an award payout. The final value of an executive's account, if any, will be paid to the executive in cash early in the year 2003. Executives may also elect to defer the receipt of any Long-Term Incentive Program award per the provisions of the Executive Deferred Compensation Plan.

                         STOCK OPTIONS GRANTED IN 2000

                                         INDIVIDUAL GRANTS
                        ----------------------------------------------------
                        NUMBER OF      % OF TOTAL
                        SECURITIES      OPTIONS                                                    GRANT
                        UNDERLYING     GRANTED TO     EXERCISE                                      DATE
                         OPTIONS      EMPLOYEES IN    OR BASE     EXPIRATION          DATE        PRESENT
         NAME            GRANTED      FISCAL YEAR      PRICE         DATE         EXERCISEABLE    VALUE(1)
         ----           ----------    ------------    --------    ----------      ------------    --------
H. P. Burg                 60,000          1.99%       $19.31       3/01/10          3/01/04      $124,740
                          140,000          4.65%       $27.75      11/22/10         11/22/04      $602,098
A. J. Alexander            40,000          1.33%       $19.31       3/01/10          3/01/04      $ 83,160
                           80,000          2.66%       $27.75      11/22/10         11/22/04      $344,056
J. A. Gill                 20,000          0.66%       $19.31       3/01/10          3/01/04      $ 41,580
                           20,000          0.66%       $27.75      11/22/10         11/22/04      $ 86,014
R. H. Marsh                20,000          0.66%       $19.31       3/01/10          3/01/04      $ 41,580
                           20,000          0.66%       $27.75      11/22/10         11/22/04      $ 86,014
A. R. Garfield             20,000          0.66%       $19.31       3/01/10          3/01/04      $ 41,580
                           20,000          0.66%       $27.75      11/22/10         11/22/04      $ 86,014

                                             ANNUAL                     OPTION      BLACK-
                   DIVIDEND    RISK-FREE    TURNOVER      ANNUAL         TERM       SCHOLES
      GRANT DATE    YIELD        RATE         RATE      VOLATILITY    (IN YEARS)     VALUE
(1)   ----------   --------    ---------    --------    ----------    ----------    -------
     3/1/00          7.80       6.500         0.24      20.607529       6.88        $  2.02
     11/22/00        5.40       3.875         0.14      23.121778       8.38        $  3.83

                   AGGREGATED STOCK OPTIONS EXERCISED IN 2000
                  AND STOCK OPTION VALUES AT DECEMBER 31, 2000

                                                                                              VALUE OF
                                                           NUMBER OF SECURITIES              UNEXERCISED
                                                          UNDERLYING UNEXERCISED            IN-THE-MONEY
                                SHARES                          OPTIONS AT                   OPTIONS AT
                               ACQUIRED       VALUE          DECEMBER 31, 2000            DECEMBER 31, 2000
            NAME              ON EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----              -----------    --------    -------------------------    -------------------------
H. P. Burg                         0            $0            15,000/319,715             $111,150/$1,849,282
A. J. Alexander                    0            $0            10,000/195,292              $74,100/$1,171,978
J. A. Gill                         0            $0              5,000/76,399                $37,050/$504,886
R. H. Marsh                        0            $0              5,000/76,399                $37,050/$504,886
A. R. Garfield                     0            $0              2,500/59,134                $18,525/$417,369

SEVERANCE AGREEMENTS AND OTHER CONTRACTS

    There are separate severance agreements currently in effect with H. Peter Burg, Anthony J. Alexander, John A. Gill and Richard H. Marsh. These agreements provide for the payment of severance benefits if the individual's employment with FirstEnergy or its subsidiaries is terminated under specified circumstances within three years after a change in control of FirstEnergy. A change in control includes the acquisition of the beneficial ownership of 50% of the outstanding shares of common stock or other voting stock of the Company, a change in the majority of the members of the Board of Directors, or a reorganization, merger, or dissolution of the Company. The agreements are intended to ensure that the individuals are free from personal distractions in order to put in place the best plan for shareholders when a change of control is occurring or perceived as imminent. The principal severance benefits under each agreement include payment of the following when the individual is terminated or resigns for good reason, which generally is defined as a material change, following a change of control, inconsistent with the individual's previous job duties or compensation:

        - the individual's base salary and accrued benefits through the date of termination, including a pro-rata portion of the annual and all deferred long-term incentive awards earned;

        - 2.99 times the sum of the individual's base salary plus the average of his annual incentive compensation awards over the past three years;

        - Supplemental Executive Retirement Plan (SERP) benefits as follows: if the individual is less than age 55 at termination, the benefit is calculated as if he were age 55, offset by compensation earned from subsequent employers until age 55, at which time it then will be offset by pension benefits and, at age 62, further offset by social security payments; if the individual is between age 55 and 62 at termination, the benefit is calculated in accordance with the SERP and will be offset by social security payments beginning at age 62; if the individual is age 62 or more at termination, the benefit is calculated in accordance with the SERP;

        - continuation of group health and life insurance, as if the individual had retired at the greater of his current age or age 55, and the greater of his current years of service or actual years of service at age 55; and

        - payment of legal fees and expenses as well as any excise taxes resulting from the agreement.

    The severance pay agreements have initial three-year terms and are renewed automatically each year for an additional year unless expressly discontinued by the Board. After a change in control, if the individual resigns, he is prohibited for two years from working for or with competing entities.

EXECUTIVE RETIREMENT PLAN

    The FirstEnergy System Supplemental Executive Retirement Plan is limited to eligible senior executives as approved by the Compensation Committee of the Board of Directors. At normal retirement, eligible senior executives, which include all of the officers listed in the Summary Executive Compensation Table, who have five or more years of service with the Company or its subsidiaries are provided a retirement benefit. This benefit is equal to the greater of 65 percent of the executive's highest annual salary, or 55 percent of the average of the executive's highest three consecutive years of salary plus annual incentive awards paid after January 1, 1996, and paid prior to retirement. The benefit is reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive Deferred Compensation Plan, and social security benefits. Subject to exceptions that might be made in specific cases, senior executives retiring prior to age 65, or with less than five years of service, or both, may receive a similar but reduced benefit. This Plan also provides for disability and surviving spouse benefits. As of the end of 2000, the estimated annual retirement benefits of the executive officers listed in the Summary Executive Compensation Table at age 65 from these sources were: Burg-$497,674; Alexander-$328,697; Gill-$206,114; Marsh-$191,999;
and Garfield-$198,529.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    FirstEnergy's executive compensation program is administered by the Compensation Committee of the Board of Directors which has responsibility for the compensation program for the executive officers of the Company. The committee is comprised of four directors listed at the end of this report, none of whom is an employee of the Company, and each of whom qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for the purposes of Section 162(m) of the Internal Revenue Code.

    The committee's primary objective is to establish and administer programs to attract, retain, and motivate skilled and talented executives, and align their compensation with Company and business unit performance, business strategies, and growth in shareholder value. The committee, with the assistance of an outside consultant, has established, and the Board of Directors has endorsed, an executive compensation philosophy for the Company which includes the following elements:

        - A "pay-for-performance" orientation under which a significant portion of total compensation reflects corporate, business unit and individual performance;

        - An emphasis on stock incentives to closely align the interests of executives with the long-term interests of shareholders;

        - An emphasis on total compensation under which base salaries and cash incentives are generally targeted at or near median competitive levels in the energy services industry, but which provides opportunities, including stock incentives, to achieve total compensation at the 75th percentile of energy services industry levels if both corporate and individual performance are superior;

        - An appropriate balance of annual and long-term compensation to facilitate retention of talented executives, reward long-term strategic results, and encourage FirstEnergy stock ownership; and

        - An emphasis on increasing the proportion of an executive's total compensation at risk through the use of stock and other performance incentives, and decreasing the proportion of compensation based on salary and benefits, as an executive's level of responsibility increases.

    Recognizing that competitive compensation levels for senior executive officers at a corporation the size of FirstEnergy may exceed the $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code, it is the Company's policy to structure executive compensation plans to maximize the deductibility of executive compensation by minimizing the compensation subject to this limit. As part of this policy, shareholders approved the FirstEnergy Corp. Executive and Director Incentive Compensation Plan in 1998 and are being asked to approve amendments to that Plan this year.

    The salary column in the Summary Executive Compensation Table (later referred to as the Table) lists the 2000 base salaries of Mr. Burg and the other named executive officers, including salary deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan and/or the FirstEnergy Savings Plan. In accordance with the Company's 2000 pay philosophy, executives received base salary increases in 2000 intended to place their salaries in a salary range determined by the median of salaries of comparable positions in similar-sized energy services companies.

    Under the Executive Incentive Compensation Plan (later referred to as the Incentive Plan), a target total incentive opportunity was established for an executive at the beginning of the year which was then allocated into a target annual incentive opportunity and a target long-term incentive opportunity. As the level of an executive's responsibility increased, both the portion of his/her total pay opportunity that was put at risk and the portion that was tied to the long-term return of the Company's common stock increased. For 2000, 58% of Mr. Burg's total target cash compensation was put at risk in the form of incentive compensation. This amounted to a target total incentive opportunity of $1,085,000 equally divided between annual and long-term incentive opportunities.

    At the beginning of 2000, the committee reviewed and approved a list of measurable corporate financial and strategic goals to be used to establish annual objectives for executives participating in the Incentive Plan. Each executive had a portion of his/her incentive award based on the achievement of certain specific corporate financial goals of direct benefit to the shareholder. Additional objectives established for any executive were other financial or strategic goals from the list that the executive directly affects or other specific objectives that were expected to directly contribute to the achievement of all goals. Actual awards range from $0 for performance that is below threshold, 50% of target for performance at threshold, 150% of target for outstanding operational performance, and 200% of target for outstanding financial performance that directly enhances shareholder value.

    The committee approved five annual 2000 corporate financial and strategic objectives for Mr. Burg. These objectives related to the achievement of confidential target levels regarding earnings per share, profit, customer service excellence, the performance of the Company's nuclear facilities as measured by an industry index, and employee safety. These objectives were weighted at 40%, 40%, 10%, 5%, and 5%, respectively, of Mr. Burg's target annual incentive opportunity. Based on the level of 2000 achievement of each of these objectives, Mr. Burg received an annual incentive award of $183,546. The annual incentive award paid to each of the other named executive officers in accordance with the Incentive Plan is included in the Bonus column of the Table. The awards include amounts deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan.

    The committee approved a long-term incentive opportunity with the payout based on the performance of the Company's common stock, both on an absolute basis and as compared to an index of peer companies, between January 1, 2000, and December 31, 2002. This award will be paid out in early 2003. The long-term program is described in the narrative under the Long-Term Incentive Plan Table.

    The committee also approved a special deregulation incentive program for key executives related to receiving approval of a transition plan satisfactory to the Company. As a result, Mr. Burg received an award of $200,000.

    The committee, along with an outside consultant, reviewed the stock-based incentive opportunities granted to key executives of the Company. Affirming the Company's compensation philosophy, the committee approved the grants of non-qualified stock options to key executives and employees in March and November of 2000. The details of the grants for Mr. Burg and the other named executive officers are listed in the Stock Options Granted in 2000 Table.

    In addition, the committee approved an award of 100,000 shares of restricted stock to Mr. Burg. The restrictions will lapse on November 22, 2004. The restrictions are based upon continued employment with the Company. If Mr. Burg ceases to be employed by the Company for reasons other than death, disability, or certain involuntary reasons prior to November 22, 2004, he will forfeit all shares associated with the award.

    In accordance with the Incentive Plan in effect in 1997, Messrs. Burg, Alexander, Gill, Marsh, and Garfield received a performance share grant with a term of four years from 1997 through 2000. The terms and conditions of this long-term grant were reported in the Ohio Edison Company Proxy Statement for that year. In early 2001, the 1997 Account was valued based on the total return for the Company's common stock (and Ohio Edison's prior to 1998) during this period and a 48th percentile total return ranking relative to an index of peer companies. Mr. Burg's payout was $235,354.

    In accordance with the Incentive Plan in effect in 1998, Messrs. Burg, Alexander, Gill, Marsh and Garfield received opportunities with a term of three years from 1998 through 2000. The terms and conditions of this long-term grant were reported in the FirstEnergy Corp. Proxy Statement for that year. Based on the level of achievement for each of the long-term objectives, Mr. Burg's payout under the 1998 long-term incentive program was $222,844. Because the Company changed from a four-year to a three-year long-term incentive in 1998, plan participants received two long-term payouts for 2000 as described in this paragraph and in the preceding paragraph.

Compensation Committee:      Robert L. Loughhead, Chair
                             Robert B. Heisler, Jr.
                             Russell W. Maier
                             Paul J. Powers

BOARD AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. In performing its review, the committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

     The committee reviewed and discussed with the independent auditor, Arthur Andersen LLP, its opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. Included in this discussion were the matters required by Statement on Auditing Standards No. 61, "Communication With Audit Committees", as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, which included its judgment as to the propriety of the application of accounting principles by the Company.

     The committee received the written communications from the independent auditor regarding its independence from the Company as required by the Independence Standards Board's Standard No. 1, "Independence Discussions With Audit Committees", and discussed that matter with the independent auditor.

     The committee discussed with the Company's internal and independent auditors the overall scope, plans and results of their respective audits. The committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

     Based on the above reviews and discussions, the committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Audit Committee:      George M. Smart, Chair
                      William F. Conway
                      Robert L. Loughhead
                      Jesse T. Williams, Sr.

INDEPENDENT AUDITOR--SERVICES AND FEES

     The following is a summary of the fees paid by the Company to its independent auditor, Arthur Andersen LLP, for services provided during the year 2000:

Audit Fees                                                      $  893,300
Financial Information Systems Design and Implementation Fees    $        0
All Other Fees (Includes business consulting services, tax
  services, and assurance services)                             $5,301,200
                                                                ----------
          Total Fees                                            $6,194,500
                                                                ==========

     The audit committee of the Board of Directors has considered whether the nonaudit services rendered by the independent auditor are compatible with the auditor maintaining its independence.

SHAREHOLDER RETURN--PERFORMANCE COMPARISON GRAPHS

     The following graphs show the total annual return from an investment in the Company's common stock (Ohio Edison common stock prior to the merger on November 8, 1997) compared with the total annual returns in the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies (referred to below as the EEI Index) and the Standard & Poor's 500 Index of widely held common stocks (referred to below as the S&P 500 Index). The top graph shows the total annual returns by year. The bottom graph provides the cumulative value of a $100 investment on December 31, 1995. Total return represents stock price changes plus the reinvestment of dividends in the stock.

                              TOTAL ANNUAL RETURNS
[BAR GRAPH]

                                                      FIRST ENERGY                  EEI INDEX                 S&P 500 INDEX
                                                      ------------                  ---------                 -------------
1996                                                       3.72%                       1.19%                       22.96%
1997                                                      35.85%                      27.37%                       33.36%
1998                                                      17.75%                      13.89%                       28.58%
1999                                                     -26.28%                      -18.6%                       21.04%
2000                                                      47.66%                      47.97%                       -9.11%

                         TOTAL RETURN CUMULATIVE VALUES
                     ($100 INVESTMENT ON DECEMBER 31, 1995)

[LINE GRAPH]

                                                      FIRST ENERGY                  EEI INDEX                 S&P 500 INDEX
                                                      ------------                  ---------                 -------------
1995                                                        100                         100                         100
1996                                                     103.72                      101.19                      122.96
1997                                                      140.9                      128.89                      163.98
1998                                                     165.91                      146.79                      210.84
1999                                                     122.31                      119.49                      255.21
2000                                                     180.61                       176.8                      231.96

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

          - the financial information to be provided by the Company to shareholders, governmental agencies, and others

          - the systems of internal controls

          - the audit process

II. COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, all of whom have no relationships to the Company that may interfere with the exercise of their independence from management and the Company.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Board shall name a Chair for the Committee.

III. QUALIFICATIONS OF MEMBERS; DEFINITIONS

  QUALIFICATIONS

     All members of the Committee shall be financially literate, having a working familiarity with basic finance and accounting practices, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise.

     A director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Committee until three years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Company, the director could serve on the Committee after three years following the termination of the relationship between the Company and the former parent or predecessor.

     A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or
(ii) who has a direct business relationship with the Company (e.g., a consultant) may serve on the audit committee only if the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board should consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated.

     A director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

     A director who is employed as an executive of another corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Committee.

     Notwithstanding the requirements set forth above, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the Company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Committee if the Company's Board determines in its business judgment that membership on the Committee by the individual is required in the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

  DEFINITIONS

     "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting, and other relationships. A director can have this relationship directly with the Company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or
(3) the direct business relationship between the director and the Company.

     "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

IV. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communications, the Committee shall meet at least annually with management, the manager of the Internal Auditing Department, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

V. POWER AND AUTHORITY

     The Committee shall have the authority to call meetings at its discretion and invite members of the Company and external auditors to attend. The Committee shall have the power to require and oversee any investigations that the Committee deems necessary to discharge their responsibilities and to employ whatever auditors, advisors, or consultants as are needed to conduct such investigations. The Committee shall have the power to provide the proper educational programs to members of the Committee to ensure proper financial and accounting familiarity expertise expected of each Committee member. The Chairman of the Committee shall be consulted prior to the appointment or removal of the manager of the Internal Auditing Department.

VI. RESPONSIBILITIES AND DUTIES

Specific responsibilities and duties of the Committee are:

CONCERNING THE FINANCIAL INFORMATION TO BE PROVIDED BY THE COMPANY TO SHAREHOLDERS, GOVERNMENTAL AGENCIES, AND OTHERS:

     1. The Committee shall review the results of the annual audit of the consolidated financial statements conducted by the independent auditors, including the nature and disposition of comments appearing in the independent auditors' management letter.

     2. The Committee shall exercise oversight of the Company's annual and quarterly financial reporting process, including the related internal accounting controls; and to review, prior to publication, the Company's annual consolidated financial statements and related significant accounting policies and changes.

     3. The Committee shall ensure the review by the independent accountant of filings with the SEC and other published documents containing the Company's financial statements to consider whether the information contained in these documents is consistent with the information contained in the annual financial statements.

     4. The Committee shall inquire as to the accounting for new business transactions and changes to accounting principles.

     5. The Committee shall discuss with the independent accountant and management pending accounting principle changes and their impact on the Company, including implementation impacts on the financial statements.

     6. The Committee shall review the work of other audit firms.

CONCERNING THE SYSTEMS OF INTERNAL CONTROLS:

     1. The Committee shall review annually the results of management's program to monitor compliance with the Company's policies on business ethics; and reviews, whenever necessary, significant cases of employee conflict of interest or misconduct.

     2. The Committee shall review the reports of the Company's Risk Policy Committee concerning the Company's risk management activities and compliance with the Company's Risk Oversight Policy.

     3. The Committee shall consider and review with the independent accountant and the manager of the Internal Auditing Department the adequacy of the Company's internal controls including computerized information system controls and security.

     4. The Committee shall review any significant findings and recommendations of the independent accountant and Internal Auditing together with management's responses.

     5. The Committee shall periodically review the directors', officers', and management perquisites.

CONCERNING THE AUDIT PROCESS:

     1. The outside auditor for the Company is ultimately accountable to the Board and the Committee, and the Board and the Committee have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the outside auditor or nominate the outside auditor to be proposed for shareholder approval in any proxy statement.

     2. The Committee is responsible for ensuring that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

     3. The Committee shall review the annual audit plan and proposed fees of the independent auditors, the annual audit plan of the Company's internal auditors, and request any additional audit work with respect to these plans as the Committee deems necessary.

     4. The Committee shall review annually the scope of activities, staffing, budget, results, and effectiveness of the Company's internal audit function and advises management of such changes to the internal audit function as the Committee deems necessary.

     5. The Committee shall review and reassess annually the adequacy of this Charter.

VII. REPORTING OF ACTIVITIES

     1. The Committee shall provide periodic reports to the full Board of Directors concerning the scope and results of the work performed by the Committee.

     2. The Committee shall ensure that periodic reports are filed to fulfill external regulatory and listing agency requirements.

     In addition to the above responsibilities and duties, the Committee shall perform other assignments as determined by the Board of Directors.

                                                               76 South Main St.
[FirstEnergy Logo]                                             Akron, Ohio 44308
--------------------------------------------------------------------------------

NANCY C. ASHCOM
Corporate Secretary

                                             March 28, 2001

Dear Shareholder:

     You are invited to attend FirstEnergy's Annual Meeting of Shareholders at 10 a.m. on Tuesday, May 15, at the John S. Knight Center in Akron, Ohio.

     As you may recall, you previously consented to accessing annual reports and proxy statements on the Internet instead of receiving paper copies. We appreciate your help in saving the Company money by electing to view these documents on the Internet. TO ACCESS AND VIEW THE PROXY STATEMENT AND ANNUAL REPORT, PLEASE GO TO THE INTERNET ADDRESS LISTED ON YOUR PROXY CARD UNDER VOTING OPTION "2 -- VOTE BY INTERNET".

     The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes six items which are explained in the proxy statement. The first three items are the election of three members to your Board of Directors, ratification of auditor, and approval of amendments to the Executive and Director Incentive Compensation Plan. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE ITEMS 1, 2, AND 3 ON THE PROXY CARD. In addition, there are three shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 4, 5, AND 6 ON THE PROXY CARD.

     Enclosed is your proxy card which provides instructions to appoint your proxy and vote your shares. We are pleased to again offer our registered shareholders the options of appointing a proxy and voting their shares by telephone, Internet, or mail. You are encouraged to take advantage of the telephone or Internet options, which make voting convenient, quick, and easy. ALSO, PLEASE NOTE THAT SINCE YOU HAVE ALREADY CONSENTED TO ACCESSING ANNUAL REPORTS AND PROXY STATEMENTS ON THE INTERNET, IT IS NOT NECESSARY TO AGAIN CHECK THE BOX ON THE PROXY CARD THAT PROVIDES CONSENT IN THE FUTURE.

     If, in the future, you wish to receive paper copies of annual reports and proxy statements with proxy cards mailed to you, or if you would like a paper copy of these documents sent to you now, please call FirstEnergy Investor Services at (800) 736-3402.

     Your participation and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are on the back of your proxy card. We hope you can join us.

                                          Sincerely,

                                          /s/ Nancy C. Ashcom

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     The 2001 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10 a.m. on May 15, 2001, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

      -- Elect three members to the Board of Directors for a term of three years;

      --  Ratify the appointment of Arthur Andersen LLP as our auditor for 2001;

      -- Approve amendments to the Executive and Director Incentive Compensation Plan;

      -- Vote on three shareholder proposals, if properly presented at the Annual Meeting; and

      -- Take action on other business that properly may come before the meeting.

     Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

                                          On behalf of the Board of Directors,

                                          NANCY C. ASHCOM
                                          Corporate Secretary

March 28, 2001

[FIRSTENERGY LOGO]


Thank you for investing in FirstEnergy. Please take a moment now to vote your shares of common stock for the upcoming Annual Meeting of Shareholders.


                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE -- THIS IS THE PREFERRED OPTION BECAUSE IT IS THE EASIEST AND MOST COST EFFECTIVE WAY TO VOTE YOUR SHARES. You will be asked to enter the Control Number below. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts.

                                             -----------------------------------
                                                   YOUR CONTROL NUMBER IS:
         1-888-457-2961       [picture of                                          [picture of
                              phone]                                               computer]

                                               FOR TELEPHONE OR INTERNET VOTING
                                             -----------------------------------
         CALL ON A TOUCH-TONE TELEPHONE
         ANYTIME. THERE IS NO CHARGE
         FOR THIS CALL

     Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had marked, signed, and returned your proxy card.

                                       OR

2. VOTE BY INTERNET -- Access http://www.proxyvoting.com/fe and respond to a few simple prompts after entering the Control Number above.

                                       OR

3. VOTE BY MAIL -- If you do not have access to a touch-tone telephone or the internet, complete and return the proxy card below in the envelope provided.


                                   TEAR HERE

Vote by marking an (X) in the appropriate boxes. WHEN PROPERLY EXECUTED, YOUR PROXY CARD WILL BE VOTED IN THE MANNER YOU DIRECT; AND, IF YOU DO NOT SPECIFY YOUR CHOICES, YOUR PROXY CARD WILL BE VOTED FOR ITEMS 1,2, AND 3, AND AGAINST ITEMS 4,5, AND 6.

                                                                             ------------------------------------
------------------------------------------------------------------------     Your Board of Directors recommends
Your Board of Directors recommends a vote FOR items 1,2, and 3.              a vote AGAINST Items 4,5, and 6.
------------------------------------------------------------------------     ------------------------------------
1. Election of 3 Directors FOR 3-Year Term   FOR [ ]     WITHHOLD [ ]        4. Shareholder Proposal
    Nominees: 01 - R.B. Heisler, Jr., 02 - R.L. Loughhead, 03 - R.C. Savage     FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
   FOR, except withhold vote from following nominees:
                                                     --------------------    5. Shareholder Proposal
2. Ratification of Auditor              FOR [ ]  AGAINST [ ] ABSTAIN [ ]        FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

3. Approval of Incentive Compensation   FOR [ ]  AGAINST [ ] ABSTAIN [ ]     6. Shareholder Proposal
     Plan Amendments                                                            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
------------------------------------------------------------------------     ------------------------------------

                                                  [ ] Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).

                                                  [ ] Check this box if you want to discontinue receiving the annual report for this account because you receive another copy at this address.

                                                  X
                                                  --------------------------------------------------  ------------------
                                                                      SIGNATURE                             DATE

                                                  SIGN ABOVE AS NAME(S) APPEAR ON THIS PROXY CARD. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.


                      [MAP - DIRECTIONS TO PROXY MEETING]





                             JOHN S. KNIGHT CENTER
                                 77 E. Mill St.
                                  Akron, Ohio

                  P Main parking for the John S. Knight Center
                   Entrances located on Mill St. and Broadway




--------------------------------------------------------------------------------

[FirstEnergy logo]    THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                      THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE JOHN
                      S. KNIGHT CENTER, 77 E. MILL STREET, AKRON, OHIO, ON
                      TUESDAY, MAY 15, 2001, AT 10 A.M., EASTERN TIME.
                                                                             P
The undersigned appoints Nancy C. Ashcom and Edward J. Udovich as Proxies
with the power to appoint their substitute; authorizes them to represent     R
and to vote, as directed on the reverse side, all the shares of common
stock of FirstEnergy Corp. which the undersigned would be entitled to vote   O
if personally present a the Annual Meeting of Shareholders to be held on
May 15, 2001, or at any adjournment; and authorizes them to vote, at their   X
discretion, on other business that properly may come before the meeting.
                                                                             Y
You are urged to specify your choices by marking the appropriate boxes on the REVERSE SIDE, but you do not need to mark any boxes if you wish to vote as the Board of Directors recommends.

                    SIGN THIS CARD ON THE REVERSE SIDE.
Please sign and mail promptly if you are not voting by telephone or internet.

                      FIRSTENERGY CORP. SAVINGS PLAN
                           VOTING DIRECTION FORM
                    YOU MAY VOTE BY TELEPHONE TOLL-FREE
          OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:

     Voting by phone is easy, and you can vote 24 hours a day and 7 days a week. Just call the toll-free number, enter you control number, and follow the simple prompts. If you prefer to vote by mail, complete, sign, and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided. ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 11, 2001, TO BE INCLUDED IN THE VOTING RESULTS.


                              Call Toll-Free
                          on a Touch-Tone Phone:
                              1-888-216--1289
                    Enter the following Control Number:

                           ---------------------

                           ---------------------

                      FIRSTENERGY CORP. SAVINGS PLAN
                           Voting Direction Form
         FirstEnergy Annual Meeting of Shareholders - May 15, 2001

 TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE FIRSTENERGY CORP.
                                SAVING PLAN

As a participant and a "named fiduciary" in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, AND ALSO my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on May 15, 2001, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting.




            TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

             DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1, 2, AND 3, AND AGAINST ITEMS 4,5, AND 6.

ALLOCATED SHARES (see other side for number of shares.)         UNALLOCATED SHARES (Proportion to be determined.)

------------------------------------------------------          --------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1,2, AND 3.              YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1,2, AND 3.
------------------------------------------------------          --------------------------------------------------

Item 1. Election of 3 Directors for 3-Year Term:                Item 1. Election of 3 Directors for 3-Year Term:
                 FOR [ ]    [ ] WITHHOLD                                        FOR [ ]    [ ] WITHHOLD
 all nominees listed            authority to vote               all nominees listed            authority to vote
    below (except as            for all nominees                   below (except as            for all nominees
      printed to the            listed below                         printed to the            listed below
     contrary below)                                                contrary below)
      Nominees:                                                     Nominees:
      R. B. Heisler, Jr., R.L. Loughhead, R.C. Savage               R. B. Heisler, Jr., R.L. Loughhead, R.C. Savage
      INSTRUCTION: To withhold authority to vote for                INSTRUCTION: To withhold authority to vote for
      any individual nominee, print that nominee's name             any individual nominee, print that nominee's name
      on the following line.                                        on the following line.

      -------------------------------------------------              -------------------------------------------------
Item 2. Ratification of Auditors.                              Item 2. Ratification of Auditors.
        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 3. Approval of Incentive Compensation Plan Amendments.    Item 3. Approval of Incentive Compensation Plan Amendments.
        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

      -------------------------------------------------              -------------------------------------------------
              YOUR BOARD RECOMMENDS A VOTE                                   YOUR BOARD RECOMMENDS A VOTE
              AGAINST ITEMS 4,5, AND 6.                                      AGAINST ITEMS 4,5, AND 6.
      -------------------------------------------------              -------------------------------------------------

Item 4. Shareholder Proposal.                                  Item 4. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 5. Shareholder Proposal.                                  Item 5. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 6. Shareholder Proposal.                                  Item 6. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

-------------------------------------------------------        Date                               2001
 SIGNATURE. Sign as name appears above.                             ----------------------------,


 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND MAIL PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE TO STATE STREET BANK AND TRUST COMPANY,
                   BOX 1997 G.P.O., NEW YORK, N.Y. 10117-0024

[FirstEnergy Letterhead]




                                 March 28, 2001




Dear Savings Plan Participant:

         Our Annual Meeting of Shareholders will be held on Tuesday, May 15. Please exercise your right to vote your Savings Plan FirstEnergy Common Stock on the business items that will be presented at the meeting.

         There are six items to vote on at this year's meeting, including three shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1, THE ELECTION OF THREE DIRECTORS; FOR ITEM 2, THE RATIFICATION OF THE APPOINTMENT OF AUDITORS; AND FOR ITEM 3, THE APPROVAL OF INCENTIVE COMPENSATION PLAN AMENDMENTS. IN ADDITION, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST ALL THREE SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 4, 5, AND 6 ON YOUR VOTING FORM. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         You can vote your Plan shares using a touch-tone telephone. SIMPLY CALL TOLL-FREE 1-888-216-1289. We encourage you to take advantage of this quick and easy way of voting. If you do not vote by telephone, you should complete, sign, date, and return your voting form in the postage-paid envelope provided.

         Your vote on these business items is very important to the Company, and we encourage you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.


                                                Sincerely,


                                                /s/ Nancy C. Ashcom

                   FIRSTENERGY CORP. RETIREMENT SAVINGS PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                             VOTING DIRECTION FORM
           FIRSTENERGY ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2001


-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:


        COMPLETE, SIGN, AND DATE THIS FORM AND RETURN IT IN ITS ENTIRETY
              TO THE TRUSTEE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

       ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 11, 2001 TO BE INCLUDED IN THE VOTING RESULTS.



                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                           Voting Direction Form
         FirstEnergy Annual Meeting of Shareholders - May 15, 2001

                TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE

     As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, AND ALSO my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on May 15, 2001, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting.



            TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1, 2, AND 3, AND AGAINST ITEMS 4,5, AND 6.

ALLOCATED SHARES (See other side for number of shares.)         UNALLOCATED SHARES (Proportion to be determined.)

------------------------------------------------------          --------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1,2, AND 3.              YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1,2, AND 3.
------------------------------------------------------          --------------------------------------------------

Item 1. Election of 3 Directors for 3-Year Term:                Item 1. Election of 3 Directors for 3-Year Term:
                 FOR [ ]    [ ] WITHHOLD                                        FOR [ ]    [ ] WITHHOLD
 all nominees listed            authority to vote               all nominees listed            authority to vote
    below (except as            for all nominees                   below (except as            for all nominees
      printed to the            listed below                         printed to the            listed below
     contrary below)                                                contrary below)

      Nominees: R. B. Heisler, Jr., R.L. Loughhead,                 Nominees: R. B. Heisler, Jr., R.L. Loughhead,
      R.C. Savage                                                   R.C. Savage
      INSTRUCTION: To withhold authority to vote for                INSTRUCTION: To withhold authority to vote for
      any individual nominee, print that nominee's name             any individual nominee, print that nominee's name
      on the following line.                                        on the following line.

      -------------------------------------------------              -------------------------------------------------
Item 2. Ratification of Auditors.                              Item 2. Ratification of Auditors.
        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 3. Approval of Incentive Compensation Plan Amendments.    Item 3. Approval of Incentive Compensation Plan Amendments.
        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

      -------------------------------------------------              -------------------------------------------------
              YOUR BOARD RECOMMENDS A VOTE                                   YOUR BOARD RECOMMENDS A VOTE
              AGAINST ITEMS 4,5, AND 6.                                      AGAINST ITEMS 4,5, AND 6.
      -------------------------------------------------              -------------------------------------------------

Item 4. Shareholder Proposal.                                  Item 4. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 5. Shareholder Proposal.                                  Item 5. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 6. Shareholder Proposal.                                  Item 6. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

-------------------------------------------------------        Date                               2001
 SIGNATURE. Sign as name appears above.                             ----------------------------,


 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND MAIL PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE TO STATE STREET BANK AND TRUST COMPANY,
                   BOX 1997 G.P.O., NEW YORK, N.Y. 10117-0024

                FIRSTENERGY CORP. 402(k) RETIREMENT SAVINGS PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                             VOTING DIRECTION FORM
           FIRSTENERGY ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2001


-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:


        COMPLETE, SIGN, AND DATE THIS FORM AND RETURN IT IN ITS ENTIRETY
              TO THE TRUSTEE IN THE POSTAGE-PAID ENVELOP PROVIDED.

       ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 11, 2001 TO BE INCLUDED IN THE VOTING RESULTS.






                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                           Voting Direction Form
         FirstEnergy Annual Meeting of Shareholders - May 15, 2001

                     TO: THE NORTHERN TRUST COMPANY, TRUSTEE

     As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct The Northern Trust Company, Trustee, to vote, as directed below, shares of First Energy common stock which are allocated to my account at the Annual Meeting of Shareholders on May 15, 2001, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting.



            TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1, 2, AND 3, AND AGAINST ITEMS 4,5, AND 6.



             ALLOCATED SHARES (see other side for number of shares.)

             ------------------------------------------------------
             YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1,2, AND 3.
             ------------------------------------------------------

             Item 1. Election of 3 Directors for 3-Year Term:

                              FOR [ ]    [ ] WITHHOLD
              all nominees listed            authority to vote
                 below (except as            for all nominees
                   printed to the            listed below
                  contrary below)

                   Nominees: R. B. Heisler, Jr., R.L. Loughhead, R.C. Savage
                   INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.

                   -------------------------------------------------
             Item 2. Ratification of Auditors.
                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

             Item 3. Approval of Incentive Compensation Plan Amendments.
                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

                   -------------------------------------------------
                           YOUR BOARD RECOMMENDS A VOTE
                           AGAINST ITEMS 4,5, AND 6.
                   -------------------------------------------------

             Item 4. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

             Item 5. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

             Item 6. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

------------------------------------------------- Date                      2001
 SIGNATURE. Sign as name appears on reverse side.     --------------------,


 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND MAIL PROMPTLY IN
                     THE ENCLOSED, POSTAGE-PAID ENVELOPE TO
    THE NORTHERN TRUST COMPANY, BOX 1997, G.P.O., NEW YORK, N.Y. 10117-0024

[FirstEnergy Letterhead]





                                          March 28, 2001




Dear Savings Plan Participant:

         Our Annual Meeting of Shareholders will be held on Tuesday, May 15. Please exercise your right to vote your Savings Plan FirstEnergy Common Stock on the business items that will be presented at the meeting.

         There are six items to vote on at this year's meeting, including three shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1, THE ELECTION OF THREE DIRECTORS; FOR ITEM 2, THE RATIFICATION OF THE APPOINTMENT OF AUDITORS; AND FOR ITEM 3, THE APPROVAL OF INCENTIVE COMPENSATION PLAN AMENDMENTS. IN ADDITION, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST ALL THREE SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 4, 5, AND 6 ON YOUR VOTING FORM. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         Please vote your Plan shares by completing, signing, dating, and returning your voting form in the postage-paid envelope provided.

         Your vote on these business items is very important to the Company, and we encourage you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.


                                                  Sincerely,


                                                  /s/ Nancy C. Ashcom